                                                     JOHN HANCOCK
                                                     VARIABLE SERIES TRUST I

                                                     SUPPLEMENT DATED APRIL 7,
                                                     2003
                                                     TO
                                                     PROSPECTUS DATED MAY 1,
                                                     2002

                                                     This supplement replaces
                                                     the sections in the
                                                     prospectus for the John
                                                     Hancock Variable Series
                                                     Trust I that describe the
                                                     Multi Cap Growth Fund's
                                                     Goal and Strategy,
                                                     Subadviser and Fund
                                                     Manager, and Main Risks
                                                     and revises the section
                                                     entitled "Trust Business
                                                     Structure."

                                                     That Fund has employed a
                                                     new Subadviser, Fidelity
                                                     Management & Research
                                                     Company, to manage its
                                                     assets. The following
                                                     pages of this Supplement
                                                     describe the Fund's
                                                     revised Goal and Strategy,
                                                     new Subadviser and Fund
                                                     Manager, and revised Main
                                                     Risks.

                                                     Under the new Subadviser,
                                                     the Fund is categorized
                                                     differently than as shown
                                                     in the section entitled
                                                     "Your Investment Choices"
                                                     on page 2 of the
                                                     prospectus. The Fund is
                                                     now considered a "Large
                                                     Cap Fund" instead of a
                                                     "Multi Cap Fund."


                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02119

   You should retain a copy of this Supplement and the prospectus for future reference.

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MARKET CAPITALIZATION DATA
In the following pages of this Supplement, the Fund's market capitalization requirements are described by referring to one or more indexes that are widely recognized as a source of market capitalization data. Publishers of an equity index typically define constituents at least annually. The range of market capitalizations for each index changes with daily changes in the overall equity market levels.

Market capitalization ranges for the following indexes are based on statistics at year-end 2002:

                         Smallest       Largest      Weighted Average    Used with the following
        Index             Stock          Stock     Market Capitalization        Fund(s):
Russell 1000(R)        $279 million  $280 billion  $77.3 billion         Multi Cap Growth Fund
Russell 1000(R) Growth $ 194 million $ 280 billion $85.9 billion         Multi Cap Growth Fund

The Russell 1000(R) Index and Russell 1000(R) Growth Index are service marks or trademarks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

ADDITIONAL INFORMATION

Manager of Managers Arrangement

A "manager of managers" arrangement is now quite common among mutual funds that employ subadvisers to manage investment portfolios. This type of arrangement allows a fund, its overall investment manager and the Fund's subadviser to enter into various new or amended sub-investment management agreements without the need to obtain additional shareholder and contract owner approval.

The Trust and John Hancock have applied for an exemptive order from the Securities and Exchange Commission for a manager of managers arrangement. John Hancock and the Fund intend to rely upon the arrangement if the Securities and Exchange Commission approves the application and issues the requested order. This would permit John Hancock and the Fund, under certain circumstances, to select or change subadvisers, enter into new agreements with subadvisers or amend existing agreements with subadvisers, without first obtaining shareholder approval. (The Fund must still obtain shareholder approval of any agreement with a subadviser that is an affiliate of John Hancock.) John Hancock believes that the arrangement will permit changes in subadvisory arrangements faster and at lower cost, since the need for the Fund to seek additional shareholder approval for such changes will be reduced. Shareholders for the Fund previously approved the arrangement.

Shareholders of the Fund will be notified of any changes in the subadviser to that Fund.


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

Multi Cap Growth Fund


GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings.

The manager selects stocks using fundamental equity research. Stocks are purchased that are expected to have above average earnings growth potential. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

In buying and selling securities for the Fund, the manager uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include:

.. growth potential.
.. earnings estimates, and
.. management.

The Fund's sector exposures are a result of stock selection and therefore may vary significantly from the Fund's performance benchmark (Russell 1000 Growth Index).

The Fund normally invests in 75 to 200 stocks and at least 80% of its assets in common stocks of companies with large market capitalizations. For the purposes of this Fund, large capitalization companies are those with market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index or the Russell 1000 Index.

The Fund normally has 15% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs) but will typically have very limited exposure to these investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: securities of foreign issuers, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Fidelity Management & Research Company ("FMR")
82 Devonshire Street
Boston, Massachusetts 02109

Managing since 1946
Managing Fund since March, 2003
Managed approximately $557.4 billion in assets at the end of 2002

FMR Co, Inc. ("FMRC") serves as a sub-subadviser for the Fund. FMRC has day-to-day responsibility for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of Fidelity Management & Research Company.

Past Performance information set forth in the prospectus does not reflect FMR and FMRC services to the Fund.

FUND MANAGER

Joseph Day
---------------------
Vice President of subadviser
Joined subadviser in 1985


                                                                             3

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MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

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